Exhibit 10.24

AMENDMENT NO. 1

TO

AGREEMENT AND PLAN OF MERGER

ROADHOUSE GRILL, INC., STEAKHOUSE PARTNERS, INC., AND RGI ACQUISITION CORP. have previously entered into that certain Agreement and Plan of Merger dated November 17, 2005 (the “Agreement”). The parties hereby agree to amend the Agreement as follows:

Section 9.01(b)(i) of the Agreement is hereby amended to read as follows:

Section 9.01 This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval

of this Agreement by   the stockholders of the Company):

(b) by either the Company or Acquiror, if:

(i) the Merger has not been consummated on or before 5:00 p.m. (E.S.T.) on March 6, 2006;

Except as set forth above, all other terms, provisions and conditions of the Agreement shall continue in full force and effect, and the terms of this Amendment are hereby incorporated therein and made a full part thereof.

Executed this 1st day of March, 2006.

ROADHOUSE GRILL, INC.	STEAKHOUSE PARTNERS, INC.

By: /s/ Ayman Sabi	By: /s/ A. Stone Douglass
Name: /s/ Ayman Sabi	Name: A. Stone Douglass
Title: President and CEO	Title: President

RGI ACQUISITION CORP.

By: /s/ A. Stone Douglass

Name: A. Stone Douglass

Title: Authorized Officer